Loan and Security Agreement	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Loan and Security Agreement
Loan and Security Agreement

10. Loan and Security Agreement

On May 23, 2011, the Company entered into a loan and security agreement (the “Loan and Security Agreement”) with Oxford Finance Corporation and General Electric Capital Corporation (collectively, the “Lender”) pursuant to which the Lender agreed to lend the Company up to $25.0 million. Upon entering into the Loan and Security Agreement, the Company borrowed $6.3 million from the Lender (“Term Loan A”). Under the terms of the Loan and Security Agreement, the Company may, in its sole discretion, borrow from the Lender up to an additional $6.3 million, at any time on or before November 22, 2011 (“Term Loan B”) and up to an additional $12.5 million, at any time on or before May 22, 2012 (“Term Loan C”, collectively with Term Loan A and Term Loan B, the “Term Loans”). The Company’s obligations under the Loan and Security Agreement are secured by a first priority security interest in substantially all of the assets of the Company.

The Company is required to pay interest on Term Loan A on a monthly basis through and including December 1, 2011. Beginning December 1, 2011 through the maturity of Term Loan A on November 22, 2014, the Company will be required to make payments of outstanding principal and interest on Term Loan A in 36 equal monthly installments. Interest is payable on Term Loan A at an annual interest rate of 10%. If the Company enters into Term Loan B or Term Loan C, interest on each term loan will accrue at an annual fixed rate equal to greater of (i) 10% or (ii) the sum of (a) the three year Treasury Rate as published the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15 entitled “Selected Interest Rates”, plus (b) 9.19%.  Payments due under Term Loan B or Term Loan C, if borrowed, are interest only, payable monthly, in arrears, for six months following the funding of each term loan, and will consist of 36 and 30 payments of principal and interest, respectively, which are payable monthly, in arrears, and all unpaid principal and accrued and unpaid interest on Term Loan B or Term Loan C would be due and payable 42 months after the funding of any each term loan.

Upon the last payment date of the amounts borrowed under the Loan and Security Agreement, whether on the maturity date of one of the Term Loans, on the date of any prepayment or on the date of acceleration in the event of a default, the Company will be required to pay the Lender a final payment fee equal to 3.5% of any of the Term Loans borrowed. In addition, if the Company repays all or a portion of the Term Loans prior to maturity, it will pay the Lender a prepayment fee of 3% of the total amount prepaid if the prepayment occurs prior to the first anniversary of the funding of the relevant Term Loan, 2% of the total amount prepaid if the prepayment occurs between the first and second anniversary of the funding of the relevant Term Loan, and 1% of the total amount prepaid if the prepayment occurs on or after the second anniversary of the funding of the relevant Term Loan.

Upon the occurrence of an event of default, including payment defaults, breaches of covenants, a material adverse change in the collateral, the Company’s business, operations or condition (financial or otherwise) and certain levies, attachments and other restraints on the Company’s business, the interest rate will be increased by five percentage points and all outstanding obligations will become immediately due and payable. The Loan and Security Agreement also contains a subjective acceleration clause, which provides the Lender the ability to demand repayment of the loan early upon a material adverse change, as defined. The portion of the Term Loan A that is not due within 12 months of June 30, 2011 has been classified as long-term, as the Company believes a material adverse change is remote.

In connection with the Loan and Security Agreement, the Company issued to the Lender a warrant to purchase 3,070 shares of the Company’s Series A-1 Preferred Stock (the “Warrant”). The Warrant is exercisable, in whole or in part, immediately, and has a per share exercise price of $81.42 and may be exercised on a cashless basis. The Warrant expires on May 23, 2021.  The exercise price may be adjusted in the event the Company issues shares of the Series A-1 at a price lower than $81.42 per share.  The warrant is classified as a liability in the Company’s balance sheet and will be remeasured at its estimated fair value at each reporting period.  The changes in fair value are recorded as other income (expense) in the Statement of Operations.

The initial fair value of the Warrant issued in connection with Term Loan A was $0.2 million and was recorded as a discount to Term Loan A.  The fair value of the warrant at June 30, 2011 was $0.2 million.  The Company also paid the Lender a facility fee of $0.3 million and reimbursed the Lender certain costs associated with the Loan and Security Agreement of $0.1 million, both of which were also recorded as a discount to Term Loan A. The discount is being amortized to interest expense over the 42 month period that Term Loan A is outstanding using the effective interest method.

Future principal payments under the Loan and Security Agreement at June 30, 2011, are as follows:

(In thousands)
2011	$156
2012	1,875
2013	1,875
2014	2,344

Total	$6,250

8. Loan and Security Agreement

        In connection with a Loan and Security Agreement executed in 2004, the Company issued, in two separate allotments to the lender, warrants for the purchase of an aggregate of 20 shares of Series A Junior Convertible Preferred Stock at $1.00 per share. The warrants were 100% vested as of the grant date and expire in 2014. The Company valued the warrants using the Black-Scholes method and determined the fair value of the warrants to be approximately $40, which was recorded as a debt discount and was amortized to interest expense over the term of the Loan and Security Agreement, being 42 months. The debt discount was fully amortized as of December 31, 2007. The change in fair value of the warrants was not material to the financial statements for the years ended December 31, 2009 and 2010.